JOHN HANCOCK
DISCOVERY FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
DECEMBER 1, 1995

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TABLE OF CONTENTS
                                                                          Page
                                                                          ----
Expense Information ....................................................     2
The Fund's Financial Highlights ........................................     3
Investment Objective and Policies ......................................     4
Organization and Management of the Fund ................................     7
Alternative Purchase Arrangements ......................................     8
The Fund's Expenses ....................................................     9
Dividends and Taxes ....................................................    10
Performance ............................................................    11
How to Buy Shares ......................................................    12
Share Price ............................................................    13
How to Redeem Shares ...................................................    18
Additional Services and Programs .......................................    20

    This Prospectus sets forth information about John Hancock Discovery Fund (the "Fund"), a diversified series of Freedom Investment Trust III, that you should know before investing. Please read and retain it for future reference.

    Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated December 1, 1995, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-554-6713 TDD).

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

    The purpose of the following information is to help you to understand the various fees and expenses that you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses of Class A and Class B shares for the fiscal year ended July 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                                     Class A               Class B
                                                                      Shares                Shares
                                                                     --------              -------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases (as a percentage of
  offering price) .............................................        5.00%                 None
Maximum sales charge imposed on reinvested dividends ..........        None                  None
Maximum deferred sales charge .................................        None*                 5.00%
Redemption fee+ .. ............................................        None                  None
Exchange fee ..................................................        None                  None

Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management fee ................................................        0.75%                 0.75%
12b-1 fee** ...................................................        0.30%                 1.00%
                                                                       0.80%                 0.80%
Other expenses ................................................        ----                  ----

                                                                       1.85%                 2.55%
Total Fund operating expenses .................................        ====                  ====

*  No sales charge is payable at the time of purchase on investments of $1 million or more, a contingent deferred sales charge may be imposed but for these investments, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of average daily net assets, and the remaining portion will be used to cover distribution expenses.

+  Redemption by wire fee (currently $4.00) not included.

               EXAMPLE:                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
You would pay the following expenses on
  a $1,000 investment, assuming a 5%
  annual return throughout the periods
  and reinvestment of all dividends:
Class A Shares ........................      $68      $105      $145      $256
Class B Shares
  --Assuming complete redemption at end
of period .............................      $76      $109      $155      $271
  --Assuming no redemption ............      $26      $ 79      $135      $271

-------------------
  (The example should not be considered as a representation of past or future expenses or future investment returns. Actual expenses may be greater or less than shown.)

    The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

    The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

    The following table of Financial Highlights for each of the three years in the period ended July 31, 1995 has been audited by Ernst & Young LLP, the Fund's independent auditors whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. The Fund's Financial Highlights were audited by Price Waterhouse LLP for the period ended July 31, 1992. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation, at the address or telephone number listed on the front page of this Prospectus.

    Selected data for each class of shares outstanding throughout each period is as follows:

                                                                               YEAR ENDED JULY 31
                                                              -----------------------------------------------------
                                                                 1995          1994         1993            1992(a)
                                                                 ----          ----         ----            -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....................  $  8.56      $ 10.81       $  8.95       $  9.40
                                                              -------      -------       -------       -------
  Net Investment Loss ......................................    (0.17)+      (0.16)+       (0.16)        (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ..........................     4.83        (0.43)         2.15         (0.40)
                                                              -------      -------       -------       -------
        Total from Investment Operations ...................     4.66        (0.59)         1.99         (0.45)
                                                              -------      -------       -------       -------
  Less Distributions:
    Distributions from Net Realized Gain on Investments Sold    (0.27)       (1.66)        (0.13)         --
                                                              -------      -------       -------       -------
  Net Asset Value, End of Period ...........................  $ 12.95      $  8.56       $ 10.81       $  8.95
                                                              -------      -------       -------       -------
  Total Investment Return at Net Asset Value ...............    55.80%       (6.45%)       22.33%        (4.79%)(b)
                                                              -------      -------       -------       -------
  Ratios and Supplemental Data
    Net Assets, End of Period (000's omitted) ..............  $ 5,075      $ 3,226       $ 4,692       $ 3,866
    Ratio of Expenses to Average Net Assets ................     2.10%        2.01%        2.17%          1.78%*
    Ratio of Net Investment Loss to Average Net Assets .....    (1.73%)      (1.64%)      (1.61%)        (1.20%)*
    Portfolio Turnover Rate ................................      118%         108%         148%           138%
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....................  $  8.34      $ 10.65       $  8.87       $  8.00
                                                              -------      -------       -------       -------
  Net Investment Loss ......................................    (0.22)+      (0.22)+       (0.23)        (0.11)
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ..........................     4.69        (0.43)         2.14          0.98
                                                              -------      -------       -------       -------
        Total from Investment Operations ...................     4.47        (0.65)         1.91          0.87
                                                              -------      -------       -------       -------
  Less Distributions:
    Distributions from Net Relized Gain on Investments Sold     (0.27)       (1.66)        (0.13)         --
                                                              -------      -------       -------       -------
  Net Asset Value, End of Period ...........................  $ 12.54      $  8.34       $ 10.65       $  8.87
                                                              =======      =======       =======       =======
  Total Investment Return at Net Asset Value ...............    54.97%       (7.18%)       21.63%        10.88%(b)
                                                              -------      -------       -------       -------
  Ratios and Supplemental Data
    Net Assets, End of Period (000's omitted) ..............  $31,645      $26,537       $38,672       $34,636
    Ratio of Expenses to Average Net Assets ................     2.70%        2.62%         2.86%         2.56%*
    Ratio of Net Investment Loss to Average Net Assets .....    (2.34%)      (2.24%)       (2.26%)       (1.56%)*
    Portfolio Turnover Rate ................................      118%         108%          148%          138%

----------
 *  On an annualized basis.
(a) Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(b) Not annualized.
 +  On average month end shares outstanding.

THE FUND'S INVESTMENT
OBJECTIVE IS TO ACHIEVE
LONG-TERM GROWTH OF CAPITAL.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund will invest primarily in common stocks that are believed by the Fund's managers to offer superior prospects for growth. Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital. There are market fluctuations and risks in any investment, and therefore there is no assurance that the Fund will achieve its investment objective.

John Hancock Advisers, Inc. (the "Adviser") will seek to identify companies with growth rates exceeding the market in general in the belief that superior earnings growth may lead to more rapid share price appreciation. The market valuation of these companies tends to fluctuate during economic or market cycles, presenting attractive investment opportunities as the cycles develop. The Adviser constantly monitors the markets looking for companies that are creating new technologies, a unique or proprietary product or a profitable market niche.

Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, including common stock, preferred stock and investment grade debt securities convertible into common stock. The selection of portfolio investments by the Adviser will focus on companies with broad market opportunities and consistent or accelerating earnings growth. These companies may be in a relatively early stage of development, but have usually established a record of profitability and a strong financial position. They may possess a new technology, a unique or proprietary product, or a profitable market niche--all of which help drive strong unit volume growth, profitability and ultimately earnings per share growth. Other desirable attributes of portfolio investments may include participation by a company in an industrial sector with a favorable secular growth outlook (e.g., medical/healthcare, communications, technology, etc.), a capable management team with a significant equity stake in its company, and financial cash flows sufficient to sustain estimated growth rates.

The Fund may invest up to 25% of its assets in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

To avoid the need to sell equity securities in the portfolio to provide funds for redemption, and to give the Fund the flexibility to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in short-term (less than one year) investment grade (i.e., rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Ratings Group or Aaa, Aa, A or Baa by Moody's Investors Service, Inc.) debt securities of corporations (such as commercial paper, notes, bonds or debentures), certificates of deposit, money market securities, U.S. Government agency securities, or repurchase agreements that are fully collateralized by U.S. Government obligations. When the Adviser believes that abnormal financial conditions warrant it, up to 80% of the Fund's assets may be temporarily invested in these securities rated in the three highest categories for defensive purposes. Medium grade obligations (i.e., BBB or Baa) lack outstanding investment characteristics and, in fact, have speculative characteristics. In the event these securities are subsequently downgraded below the three highest ratings, the Adviser will consider this event when it determines whether the Fund should continue to hold the securities. See Appendix A to the Statement of Additional Information for a description of the various ratings of investment grade debt securities.


THE FUND MAY EMPLOY CERTAIN
INVESTMENT STRATEGIES TO
HELP ACHIEVE ITS
INVESTMENT OBJECTIVE.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, nationalization, confiscatory taxation or political, economic or social instability. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Additionally, because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

OPTIONS TRANSACTIONS. The Fund may purchase listed put and call options on securities and foreign currencies. However, no more than an aggregate of 5% of the Fund's total assets, measured by the amount of the premium, will be invested in these options.

FUTURES TRANSACTIONS FOR HEDGING PURPOSES. Although it has no present intention to engage in these strategies, the Fund has also reserved the right to purchase or write (sell) financial futures contracts and related options that are traded on a U.S. exchange or board of trade, for hedging purposes (i.e., to reduce the risks of fluctuations in the value of the Fund's portfolio). Before the Fund will invest in any futures contracts or related options, shareholders of the Fund will be notified and the Prospectus will be supplemented accordingly.

The Fund's ability to use options and futures contracts, either to earn income successfully or to hedge, will depend on the Adviser's ability to predict accurately the future direction of stock market prices, interest rate changes, currency rate fluctuations and other market factors. There is no assurance that a liquid market for options and futures will always exist. In addition, the Fund could be prevented from opening or realizing the benefits of closing out an options or futures position because of position limits or limits on daily price fluctuations imposed by an exchange. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.

FOREIGN CURRENCY TRANSACTIONS FOR HEDGING PURPOSES. The Fund may enter into transactions in foreign currencies or in forward foreign currency exchange contracts, but only in connection with its hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund will not enter into a forward contract with a term greater than one year or commit more than 25% of the value of its total assets to these contracts. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency. See the Statement of Additional Information for further discussion of the uses and risks of forward foreign currency exchange contracts.

RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will carefully monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchase of other restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of its net assets.


SHORT SALES. The Fund may engage in short sales "against the box", as well as short sales to hedge against or profit from an anticipated decline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account and mark to market daily, cash or U.S. government securities in accordance with applicable regulatory requirements. See the Statement of Additional Information.


LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information, where they are classified as fundamental or non-fundamental. The Fund's investment objective and those investment restrictions designated as fundamental may not be changed without shareholder approval. All other restrictions and investment policies are nonfundamental and can be changed by a vote of the Trustees without shareholder approval.

A high rate of portfolio turnover (greater than 100%) involves correspondingly greater brokerage expense which will be borne by the Fund and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code. The Fund's portfolio turnover rates for recent periods are shown in the section "The Fund's Financial Highlights."

The Fund believes that its shares are suitable for investment by persons who are in a financial position to assume above-average investment risk in search of above-average long-term reward, and who can invest without concern for current income. The Fund is not intended as a complete investment program, but is most appropriately considered as only one portion of your overall investment portfolio.


BROKERS ARE CHOSEN BASED
ON BEST PRICE AND EXECUTION.


When choosing brokerage firms to carry out the Fund's transactions, the primary consideration is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of shares of the Fund. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated John Hancock Distributors, Inc. and Sutro & Company Inc. which are indirectly owned by John Hancock Mutual Life Insurance Company, which in turn indirectly owns the Adviser.


THE TRUSTEES ELECT OFFICERS AND
RETAIN THE INVESTMENT ADVISER
WHO IS RESPONSIBLE FOR THE
DAY-TO-DAY OPERATIONS OF THE
FUND, SUBJECT TO THE TRUSTEES'
POLICIES AND SUPERVISION.


ORGANIZATION AND MANAGEMENT OF THE FUND


The Fund is a diversified series of Freedom Investment Trust III, an open-end management investment company organized as a Massachusetts business trust in 1989 (the "Trust"). The Trust reserves the right to create and issue a number of series of shares, or funds or classes of shares of those series, which are separately managed and have different investment objectives. The Trust is not required and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.



JOHN HANCOCK ADVISERS, INC.
ADVISES INVESTMENT COMPANIES
HAVING A TOTAL ASSET VALUE
OF MORE THAN $16 BILLION.



The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds directly and through selected broker-dealers ("Selling Brokers"). Freedom Distributors Corporation, a co-distributor of the Fund, is also an indirect subsidiary of John Hancock Mutual Life Insurance Company (together with John Hancock Funds, the "Distributor"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees, which allows Trustees' fees to be invested by the Fund in other John Hancock funds.


Day-to-day management of the Fund is carried out by Bernice S. Behar, who also manages John Hancock Growth Fund and John Hancock Global Retail Fund. Ms. Behar has been with the Adviser since 1991 and prior to that was a portfolio manager and investment analyst with Sanyo Securities America.


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


INVESTMENTS IN CLASS A SHARES
ARE SUBJECT TO AN INITIAL
SALES CHARGE.


CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


INVESTMENTS IN CLASS B SHARES
ARE SUBJECT TO A CONTINGENT
DEFERRED SALES CHARGE.



CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause the shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


Class B shares are not available to full-service defined contribution plans administered by John Hancock Investor Services Corporation or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


YOU SHOULD CONSIDER WHICH
CLASS OF SHARES WOULD BE
MORE BENEFICIAL FOR YOU.


FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time; and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares in order to have all your funds invested initially. However, you will be subject to higher distribution charges and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any on Class A and Class B shares will be calculated in the same manner, at the same time, and on the same day. They will also be in the same amount, except for differences resulting from the fact that each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a fee, effective December 1, 1995, to the Adviser which is based on a stated percentage of the Fund's average daily net asset value, as follows:

    NET ASSET VALUE                                                ANNUAL RATE
    ---------------                                                -----------
First $750,000,000                                                     0.75%
Amount over $750,000,000                                               0.70%

The investment management fee for the 1995 fiscal year was 1.00% of the Fund's average daily net asset value.

The investment management fee is higher than the fees paid to most mutual funds, but comparable to fees paid by funds that invest in similar securities.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to not more than a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below the limit.


THE FUND PAYS DISTRIBUTION
AND SERVICE FEES FOR MARKETING
AND SALES-RELATED
SHAREHOLDER SERVICING.


The Class A and Class B shareholders have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under the Plan, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse the Distributor for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributor) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the Distributor is not fully reimbursed for payments or expenses it incurs under the Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended July 31, 1995 an aggregate of $552,329 of distribution expenses or 1.75% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the Distributor through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.


DIVIDENDS ARE GENERALLY
DECLARED ANNUALLY.


DIVIDENDS AND TAXES

DIVIDENDS. Dividends from the Fund's net investment income and capital gains, if any, are generally declared annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those of Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income, certain net foreign exchange gains, and net short-term capital gains are taxable to you as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends paid by the Fund in January of a given year will be taxable to you as if you received them the prior December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income taxes on any net investment income and net realized capital gains that are distributed to its shareholders at least annually. When you redeem (sell) or exchange shares, you may realize a gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number you provide is your correct number and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information, or are otherwise subject to backup withholding, the Fund may be required to withhold 31% of your dividends and proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investment in and distributions from the Fund. In many states, any portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax advisor for specific advice.


THE FUND MAY ADVERTISE
ITS TOTAL RETURN.


PERFORMANCE

Total return is based on the overall change in value of a hypothetical investment in the Fund. The Fund's total return shows the overall dollar or percentage change in value, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Total return for Class A shares includes the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return for the Class B shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to certain different expenses, the total return with respect to that class for the same period may differ. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured, and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. Total return is an historical calculation and is not an indication of future performance. The value of the Fund's shares, when redeemed, may be more or less than their original cost. See "Factors to Consider in Choosing an Alternative."


HOW TO BUY SHARES
--------------------------------------------------------------------------------
The minimum initial investment in Class A or Class B shares is $1,000 ($250 for group investments and retirement plans).

Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume you are investing in Class A shares.
--------------------------------------------------------------------------------
 OPENING AN ACCOUNT.

BY CHECK                 1. Make your check payable to John Hancock Investor
                            Services Corporation.

                         2. Deliver the completed application and check to your
                            registered representative, Selling Broker, or mail it directly to Investor Services.
--------------------------------------------------------------------------------
BY WIRE                  1. Obtain an account number by contacting your
                            registered representative or Selling Broker, or by calling 1-800-225-5291.

                         2. Instruct your bank to wire funds to:

                              First Signature Bank & Trust
                              John Hancock Deposit Account No. 900000260
                              ABA Routing No. 211475000
                              For Credit To: John Hancock Discovery Fund
                              (Class A or Class B shares)
                              Your Account Number
                              Name(s) under which account is registered

                         3. Deliver the completed application to your registered
                            representative or Selling Broker or mail it directly
                            to Investor Services.
--------------------------------------------------------------------------------
MONTHLY AUTOMATIC        1. Complete the "Automatic Investing" and "Bank
ACCUMULATION                Information" sections on the Account Privileges
PROGRAM (MAAP)              Application, designating a bank account from which
                            your funds may be drawn.

                         2. The amount you elect to invest will be automatically
                            withdrawn from your bank or credit union account.
--------------------------------------------------------------------------------
 BUYING ADDITIONAL CLASS A AND CLASS B SHARES.

BY TELEPHONE             1. Complete the "Invest-By-Phone" and "Bank
                            Information" section on the Account Privileges Application, designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).

                         2. After your authorization form has been processed,
                            you may purchase additional Class A or Class B shares by calling Investor Services toll-free at 1-800-225-5291.

                         3. Give the Investor Services representative the
                            name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.

                         4. Your investment normally will be credited to your
                            account the business day following your phone
                            request.
--------------------------------------------------------------------------------
BY CHECK                 1. Either complete the detachable stub included on your
                            account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

                         2. Make your check payable to John Hancock Investor
                            Services Corporation.

                         3. Mail the account information and check to:

                              John Hancock Investor Services Corporation
                              P.O. Box 9115
                              Boston, MA 02205-9115

                            or deliver it to your registered representative
                            or Selling Broker.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
BY WIRE                  Instruct your bank to wire funds to:
                              First Signature Bank & Trust
                              John Hancock Deposit Account No. 900000260
                              ABA Routing No. 211475000
                              For credit to: John Hancock Discovery Fund
                              (Class A or Class B shares)
                              Your Account Number
                              Name(s) under which account is registered
--------------------------------------------------------------------------------
Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price listed or the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------


YOU WILL RECEIVE ACCOUNT
STATEMENTS, WHICH YOU SHOULD
KEEP TO HELP WITH YOUR
PERSONAL RECORDKEEPING.


You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.


THE OFFERING PRICE OF YOUR
SHARES IS THEIR NET ASSET VALUE
PLUS A SALES CHARGE, IF APPLICABLE,
WHICH WILL VARY WITH THE PURCHASE
ALTERNATIVE YOU CHOOSE.


SHARE PRICE

The net asset value (the "NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calcuated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge, as follows:

                                                                    COMBINED
                                               SALES CHARGE        REALLOWANCE          REALLOWANCE TO
                            SALES CHARGE      AS A PERCENTAGE    AND SERVICE FEE       SELLING BROKER AS
   AMOUNT INVESTED        AS A PERCENTAGE         OF THE         AS A PERCENTAGE        A PERCENTAGE OF
INCLUCING SALES CHARGE   OF OFFERING PRICE    AMOUNT INVESTED   OF OFFERING PRICE(+)   OFFERING PRICE(*)
----------------------   -----------------    ---------------   --------------------   ------------------
Less than $50,000             5.00%               5.26%               4.25%                  4.01%
$50,000 to $99,999            4.50%               4.71%               3.75%                  3.51%
$100,000 to $249,999          3.50%               3.63%               2.85%                  2.61%
$250,000 to $499,999          2.50%               2.56%               2.10%                  1.86%
$500,000 to $999,999          2.00%               2.04%               1.60%                  1.36%
$1,000,000 and over           0.00%(**)           0.00%(**)           (***)                  0.00%(***)

(*)   Upon notice to Selling Brokers with whom it has sales agreements, John Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.
(**)  No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.
(***) John Hancock Funds may pay a commission and first year's service fee (as described in (+)
      below) to Selling Brokers who initiate and are responsible for purchases of Class A shares of
      $1 million or more in the aggregate as follows: 1% on sales up to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.
(+)   At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.

Under certain circumstances as described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of the Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge will be imposed. The rate of the CDSC will depend on the amount invested as follows:

        AMOUNT INVESTED                                             CDSC RATE
        ---------------                                             ---------
$1 Million to $4,999,999                                              1.00%
Next $5 Million to $9,999,999                                         0.50%
Amounts of $10 Million and over                                       0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC is applicable to a redemption of Class A shares, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in the shareholder's account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge".


YOU MAY QUALIFY FOR A REDUCED
SALES CHARGE ON YOUR INVESTMENT
IN CLASS A SHARES.


QUALIFYING FOR A REDUCED SALES CHARGE -- CLASS A SHARES. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock mutual fund you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:

If you hold Class A shares of a John Hancock mutual fund with a net asset value of $20,000 and, subsequently, invested $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00% (the rate that would otherwise be applicable to investments of less than $50,000. (See "Initial Sales Charge Alternative -- Class A Shares.")


CLASS A SHARES MAY BE AVAILABLE
WITHOUT A SALES CHARGE TO
CERTAIN INDIVIDUALS
AND ORGANIZATIONS.


If you are in under one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

* A Trustee/Director or officer of the Trust/Company; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

* Any state, county, city or any instrumentality, department, authority or agency of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

* A bank, trust company, credit union, savings institution or other type of depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

* A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

* A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions to the Fund.

-------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire initial investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

* Proceeds of 50 shares redeemed at $12 per share                $600
* Minus proceeds of 10 shares not subject to CDSC
  because they were acquired through
  dividend reinvestment (10 x $12)                               -120
* Minus appreciation on remaining shares,
  also not subject to CDSC (40  x $2)                            - 80
                                                                 ----
* Amount subject to CDSC                                         $400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds will use all or part of them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating selected Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell the Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                               CONTINGENT
                                                             DEFERRED SALES
                                                              CHARGE AS A
                                                               PERCENTAGE
YEAR IN WHICH CLASS B SHARES                                OF DOLLAR AMOUNT
REDEEMED FOLLOWING PURCHASE                                 SUBJECT TO CDSC
---------------------------                                 ----------------
First                                                             5.0%
Second                                                            4.0%
Third                                                             3.0%
Fourth                                                            3.0%
Fifth                                                             2.0%
Sixth                                                             1.0%
Seventh and thereafter                                            None

John Hancock Funds pays to Selling Brokers a commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale and thereafter the service fee is paid in arrears.

If you purchased Class B shares prior to January 1, 1994, the applicable CDSC as a percentage of the amount redeemed will be: 4% for redemptions during the first year after purchase, 3.5% for redemptions during the second year, 3% for redemptions during the third year, 2.5% for redemptions during the fourth year, 2% for redemptions during the fifth year, 1% for redemptions during the sixth year, and no CDSC for the seventh year and thereafter.


UNDER CERTAIN CIRCUMSTANCES, THE
CDSC ON CLASS B SHARE REDEMPTIONS
WILL BE WAIVED.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

* Redemptions of Class B shares made under a Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

* Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Internal Revenue Code (the "Code").

* Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

* Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

* Redemptions due to death or disability.

* Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

* Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur at the end of the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the conversion will be based on the time you purchase the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, nor should it change your tax basis or tax holding period for the converted shares.


TO ASSURE ACCEPTANCE OF YOUR
REDEMPTION REQUEST, PLEASE
FOLLOW THESE PROCEDURES.


HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments which were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------
BY TELEPHONE       All Fund shareholders are automatically eligible for the
                   telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through
                   Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information. In addition, telephone instructions are recorded.

                   You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.

                   If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made in accordance with the telephone transaction procedures mentioned above.

                   Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificate form.

                   During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
-------------------------------------------------------------------------------
BY WIRE
                   If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectable after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

                   This feature may be elected by completing the "Telephone
                   Redemption" section on the Account Privileges Application
                   that is included with this Prospectus.
------------------------------------------------------------------------------
IN WRITING         Send a stock power or letter of instruction specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account
                   number, and the additional requirements listed below that
                   apply to your particular account.
------------------------------------------------------------------------------
TYPE OF REGISTRATION                    REQUIREMENTS
--------------------                    ------------

Individual, Joint Tenants, Sole         A letter of instruction signed
  Proprietorship, Custodial             (with titles where applicable) by all
  (Uniform Gifts or Transfer to         persons authorized to sign for the
  Minors Act), General Partners.        account, exactly as it is registered,
                                        with the signature(s) guaranteed.

Corporation, Association                A letter of instruction and a corporate
                                        resolution, signed by person(s)
                                        authorized to act on the account with
                                        the signature(s) guaranteed.

Trusts A letter of instruction signed by the Trustee(s) with the signature(s) guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------

 WHO MAY GUARANTEE YOUR SIGNATURE.
--------------------------------------------------------------------------------
A signature guarantee is a widely accepted way to protect on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that any such institution meets credit standards established by Investor
Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
------------------------------------------------------------------------------

 ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
--------------------------------------------------------------------------------
THROUGH YOUR BROKER. Your broker may be able to initiate instructions.
                     Contact him or her for instructions.
------------------------------------------------------------------------------
If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. Redemptions of certificated shares may not be made by telephone.

Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or any additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and any dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this redemption policy.
-------------------------------------------------------------------------------


YOU MAY EXCHANGE SHARES OF THE FUND
ONLY FOR SHARES OF THE SAME CLASS
OF ANOTHER JOHN HANCOCK FUND.


ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock mutual funds that interest you. Please read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock mutual fund. For this purpose, John Hancock mutual funds with only one class of shares will be treated as Class A whether or not they have been so designated.

Exchanges between funds that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund which are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however the shares will be subject to the CDSC schedule of the shares acquired (except that exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Trust and John Hancock Limited-Term Government Fund, which will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule that was in effect at your initial purchase date.

The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted to execute a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another for Federal income tax purposes. An exchange may result in a gain or loss.

When you make an exchange your account registration must be identical in both the existing and new account. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING

1. In a letter request an exchange and list the following:
   -- the name and class of the fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or the dollar amount you wish to exchange Sign your request exactly as the account is registered.

2. Mail the request and information to:
     John Hancock Investor Services Corporation
     P.O. Box 9116
     Boston, Massachusetts 02205-9116


IF YOU REDEEM SHARES OF THE
FUND, YOU MAY BE ABLE TO
REINVEST ALL OR PART OF THE
PROCEEDS IN SHARES OF THIS OR
ANOTHER JOHN HANCOCK FUND
WITHOUT PAYING AN ADDITIONAL
SALES CHARGE.


REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares reinvested in any John Hancock fund that is otherwise subject to a sales charge as long as you invest within 120 days of the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC that was charged previously and the reinvested shares will continue to be subject to a CDSC. For purposes of computing the CDSC payable upon a subsequent redemption, the holding period of the shares you acquired through reinvestment will include the holding period of the redeemed shares.

2. Any portion of the redemption may be reinvested in the Fund or in any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund
   (s) name, account number and class from which your shares were originally redeemed.


YOU CAN PAY ROUTINE BILLS FROM
YOUR ACCOUNT, OR MAKE PERIODIC
DISBURSEMENTS FROM YOUR
RETIREMENT ACCOUNTS TO COMPLY
WITH IRS REGULATIONS.


SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the attached Account Privileges Application which is attached to this Prospectus. You can also obtain the application by calling your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or on a selected monthly basis and they can be sent to you or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional shares, because you may be subject to initial sales charges on purchases of Class A shares or you will be subject to a CDSC imposed on redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.


YOU CAN MAKE AUTOMATIC INVESTMENTS
AND SIMPLIFY YOUR INVESTING.


MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be drawn automatically drawn each month from your bank for investment under the "Automatic Investing" and "Bank Information" sections on the Account Privileges Application.

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments being withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


ORGANIZED GROUPS OF AT LEAST FOUR
PERSONS MAY ESTABLISH ACCOUNTS.


GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS

1. You may use the Fund to fund various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit-Sharing Plans (including 401(k) Plans), Tax-Sheltered Annuity Retirement Plans, (403(b) or TSA Plans), and 457 Plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and 457 Plans will be accepted without an initial minimum investment.

JOHN HANCOCK DISCOVERY FUND                    JOHN HANCOCK
                                               DISCOVERY
  INVESTMENT ADVISER                           FUND
  John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, Massachusetts 02199-7603

  PRINCIPAL DISTRIBUTOR
  John Hancock Funds, Inc.
  101 Huntington Avenue
  Boston, Massachusetts 02199-7603
                                               CLASS A AND CLASS B SHARES
  CUSTODIAN                                    PROSPECTUS
  Investors Bank & Trust Company               DECEMBER 1, 1995
  24 Federal Street
  Boston, Massachusetts 02110
                                               A MUTUAL FUND SEEKING LONG-TERM
  TRANSFER AGENT                               GROWTH OF CAPITAL PRIMARILY IN
  John Hancock Investor Services Corporation   COMMON STOCKS WHICH ARE BELIEVED
  P.O. Box 9116                                BY THE FUND'S MANAGERS TO OFFER
  Boston, Massachusetts 02205-9116             SUPERIOR PROSPECTS FOR GROWTH.

  INDEPENDENT AUDITORS
  Ernst & Young LLP
  200 Clarendon Street
  Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For: Service Information
     Telephone Exchange   call 1-800-225-5291
     Investment-by-Phone
     Telephone Redemption
For: TDD                  call 1-800-544-6713


                                               101 HUNTINGTON AVENUE
                                               BOSTON, MASSACHUSETTS 02199-7603
                                               TELEPHONE 1-800-225-5291




                                 [recycle symbol] Printed on Recycled Paper


JHD -- 3400P 12/95

                          JOHN HANCOCK DISCOVERY FUND

                      Statement of Additional Information
                           Class A and Class B Shares
                                December 1, 1995

This Statement of Additional Information provides information about John Hancock Discovery Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Prospectus dated December 1, 1995 (the "Prospectus"). The Fund is a series portfolio of Freedom Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                  John Hancock Investor Services, Corporation
                                 P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                               TABLE OF CONTENTS

                                            Statement of       Cross
                                            Additional         Referenced to
                                            Information Page   Prospectus Page


Organization of the Fund                          2                  7
Investment Objective and Policies                 2                  4
Investment Restrictions                          10                  4
Those Responsible for Management                 13                  7
Investment Advisory and Other Services           20                  7
Distribution Contracts                           22                  9
Net Asset Value                                  23                 13
Initial Sales Charge on Class A Shares           24                 14
Deferred Sales Charge on Class B Shares          25                 16
Special Redemptions                              26                 18
Additional Services and Programs for
 Class A and Class B Shares                      26                 20
Description of the Fund's Shares                 27                 --
Tax Status                                       28                 10
Calculation of Performance                       32                 10
Brokerage Allocation                             33                 --
Transfer Agent Services                          34                 --
Custody of Portfolio                             35                 --
Independent Auditors                             35                 --
Appendix A - Description of Bond and
 Commercial Paper Ratings                        36                 --
Financial Statements                             --                  3


ORGANIZATION OF THE FUND

The Fund is a diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on June 16, 1989. The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund was established on May 14, 1991. Prior to August 1, 1992, the Fund was named Freedom Discovery Fund.

The Fund's investment manager, John Hancock Advisers, Inc. (the "Adviser"), is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

The Fund's investment objective is to "achieve long-term growth of capital". The Fund will seek to achieve this objective through investment primarily in common stocks that are believed by the Fund's manager to offer superior prospects for growth.

Common Stocks and Convertible Securities: The Fund may invest in common stocks and securities convertible into common stocks of companies which, in the Adviser's opinion, have high long term growth characteristics, as more fully described in the Prospectus. See "Investment Objective and Policies."

Investment in Foreign Securities. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable on certain of the Fund's foreign portfolio securities, as well as, in some cases, capital gains, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Securities of Other Investment Companies. Currently, the Fund does not intend to invest more than 5% of its total assets in securities of closed-end investment companies.

Repurchase Agreements. The Fund may also enter into repurchase agreements with domestic broker-dealers, banks and financial institutions, but the Fund may not invest more than 10% of its net assets in repurchase agreements having maturities of greater than seven days.

A repurchase agreement is a contract pursuant to which the Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to a broker-dealer, bank or financial institution which agrees to reacquire the securities at a mutually agreed upon time and price.

Repurchase agreements, which are usually for periods of one week or less, enable the Fund to invest its cash reserves at fixed rates of return. The Fund may enter into repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the institution's repurchase obligation. The Fund will only enter into repurchase agreements which are collateralized at all times by U.S. Government obligations. To minimize the risk of loss the Fund will enter into repurchase agreements only with institutions and dealers which the Trustees considers to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the Fund some loss, as well as legal expense, if the value of the securities declined prior to liquidation.

Investment in Rule 144A Securities and Other Restricted Securities. The Fund may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 if the Fund's Trustees or the Adviser has determined under Board-approved guidelines that such restricted securities are liquid. The Trustees will determine as a question of fact the liquidity of Rule 144A securities in the Fund's portfolio using the guidelines set forth below.

In its determination of liquidity, the Trustees will consider the following factors, among others: (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). In accordance with Rule 144A, the Trustees intend to delegate their responsibility to the Adviser to determine the liquidity of each restricted security purchased by the Fund pursuant to Rule 144A, subject to the Trustees oversight and review. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities.

The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its assets is invested in illiquid securities (including repurchase agreements which mature in more than seven days and options which are traded over-the-counter and their underlying securities), the Fund will bring its holdings of illiquid securities below the 15% limitation.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of the foregoing events will require the sale of such securities by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

Foreign Currency Transactions. With respect to its foreign securities investments, the Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Fund may purchase or sell call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar in relation to a foreign currency or multi-national currency unit in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Currently, options are traded on such foreign currencies as the British pound, Canadian dollar, West German mark, Japanese yen, French franc and Swiss franc. See "The Fund's Options Trading Activities" below for more information.

The Fund may also enter into forward foreign currency exchange contracts in two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Fund may desire to "lock-in" the United States dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Fund may enter into a forward contract to sell or buy the amount of the former foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into forward contracts under this second circumstance on a regular or continuous basis, and the Fund will not do so, if, as a result, it will have more than 25% of the value of its total assets, computed at market value, at the time of commitment, committed to the consummation of such contracts. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the Fund's long-term investment decisions made with regard to overall investment strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. Investors Bank & Trust Company, the Fund's custodian, will place cash or liquid or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The Fund will not enter into any forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction. It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward foreign currency exchange contracts by the Fund will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values its assets daily in terms of United States dollars, the Fund does not intend physically to convert its holdings of foreign currencies into United States dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund's Options Trading Activities. The following information supplements the discussion in the Prospectus regarding options transactions in which the Fund may engage.

Financial Futures Contracts. The Fund may hedge its portfolio by selling interest rate and currency futures contracts as an offset against the effect of expected increases in interest rates or declines in foreign currency values and by purchasing such futures contracts as an offset against the effect of expected declines in interest rates or increase in foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts. The Fund will enter into futures contracts for hedging and non-hedging purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

Futures contracts have been designed by boards of trade which have been designated "contract markets" by the ("CFTC"). Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of interest rate and currency futures contracts are developed and traded the Fund may engage in transactions in such contracts.

Although futures contracts by their terms call for actual delivery or acceptance of interest rate instruments or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or currency and delivery month). If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of futures contracts, including a closing out transaction. For a discussion of the Federal income tax considerations of trading in futures contracts, see the information under the caption "Tax Status" below.

At the time the Fund enters into a futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker, are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "mark to the market." Variation margin does not represent a borrowing or lending by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures position was closed out. In computing net asset value, the Fund will mark to the market its open futures positions. The Fund will maintain with its custodian bank, State Street Bank and Trust Co., a segregated asset account consisting of cash or cash equivalents in an amount sufficient to cover its obligations with respect to open futures contracts.

         Successful hedging depends on a strong correlation between the market for the underlying securities or currency and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being a perfect one and even a correct forecast of general interest rate or currency trends may not result in a successful hedging transaction. There are significant differences between the securities or currency and futures markets which could create an imperfect correlation between the markets and which could cause a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for interest rate futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard interest rate futures contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

        A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or currency volatility. The Fund will bear the risk that the price of the securities or currency being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. In addition, the low margin deposits for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        Finally, although the Fund engages in futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities or the currency in which they are denominated that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

        As an alternative to literal compliance with the bona fide hedging definition a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

        When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

Call Options. The Fund may purchase calls on equity securities only if the calls are listed on a domestic exchange. The Fund will purchase call options to attempt to obtain capital appreciation. When the Fund buys a call, it pays a premium and has the right to buy the callable securities from a seller of a call during a period at a fixed exercise price. The Fund benefits only if the market price of the callable securities is above the call price during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying security.

Put Options. The Fund may purchase put options on equity securities ("puts") if they are listed on a domestic exchange. When the Fund buys a put, it pays a premium and has the right to sell the underlying assets to a seller of a put during the put period at a fixed exercise price.

The Fund may buy puts related to securities it owns ("protective puts") or to securities it does not own ("non-protective puts"). Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the underlying securities below the exercise price by selling them through the exercise of the put. Thus, protective puts will assist the Fund in achieving its investment objective of capital appreciation by protecting it against a decline in the market value of its portfolio securities.

Buying a non-protective put permits the Fund, if the market price of the underlying securities is below the put price during the put period, either to resell the put or to buy the underlying securities and sell them at the exercise price. A non-protective put can enable the Fund to achieve appreciation during a period when the price of securities underlying such put are declining. If the market price of the underlying securities is above the exercise price and as a result, the put is not exercised or resold (whether or not at a profit), the put will become worthless at its expiration date.

Options-General. An option position may be closed out only on an exchange which provides a secondary market for options for the same series. Although the Fund will generally purchase only those exchange-traded options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise such option in order to realize any profit and would incur transaction costs on the purchase or sale of underlying securities. In the absence of a liquid secondary market, the Fund, as the purchaser of a put or call option, would be able to realize a profit or limit a loss on such options only by exercising such options and incurring additional transaction costs on the disposition of the underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options would cease to exist), although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The put and call options activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by it. The exercise of calls written by the Fund may cause the Fund to sell portfolio securities or other assets at times and amounts controlled by the holder of a call, thus increasing the Fund's portfolio turnover rate and brokerage commission payments. The exercise of puts may also cause the sale of securities, also increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. Holding a non-protective put might cause the purchase of the underlying securities to permit the Fund to exercise the put.

The Fund will pay a brokerage commission each time it buys or sells a put or call or buys or sells a security in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of equity securities.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

The Fund may not:

(1) Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

(2) Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund's net assets at the time of such borrowing.

(3) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 14.)

(4) Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

(5) Invest more than 5% of the Fund's total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the Fund's total assets in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

(6) Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

(7) Acquire more than 5% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences, and all preferred stocks of an issuer shall be deemed a single class.

(8) Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

(9) Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except the Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

(10) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."

(11) Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions.

(12) Purchase any securities which would cause more than 25% of the market value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Board of Trustees without the approval of shareholders.

The Fund may not:

(13) Write, purchase, or sell puts, calls or combinations thereof except that the Fund may write, purchase or sell puts and calls on foreign currencies and securities as described in the Prospectus.

(14) Purchase or otherwise acquire any security if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of l933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

(15) Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

(16) Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization.

(17) Purchase or retain the securities of any issuer if those officers or trustees of the Fund or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

(18) Hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

(19) Participate on a joint or joint and several basis in any trading accounting securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

(20) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy. The Fund has agreed with a states securities administrator that it will not purchase the following securities:

The Fund will not invest more than 15% of its total assets in the aggregate in securities of issuers which, together with any predessors, have a record of less than three years continuous operation, and in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Fund will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser, or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Fund during the past five years.

                                         POSITION(S) HELD                  PRINCIPAL OCCUPATION(S)
    NAME AND ADDRESS                     WITH REGISTRANTS                  DURING PAST 5 YEARS
    ----------------                     ----------------                  -------------------------
    *Edward J. Boudreau, Jr.             Chairman (3,4)                    Chairman and Chief Executive Officer, the
                                                                           Adviser and The Berkeley Financial Group
                                                                           ("The Berkeley Group"); Chairman, NM
                                                                           Capital Management, Inc. ("NM Capital");
                                                                           John Hancock Advisers International
                                                                           Limited; ("Advisers International"); John
                                                                           Hancock Funds, Inc., ("John Hancock
                                                                           Funds"); John Hancock Investor Services
                                                                           Corporation ("Investor Services") and
                                                                           Sovereign Asset Management Corporation
                                                                           ("SAMCorp"); (herein after the Adviser,
                                                                           the Berkeley Group, NM Capital, Advisers
                                                                           International, John Hancock Funds,
                                                                           Investor Services and SAMCorp are
                                                                           collectively referred to as the
                                                                           "Affiliated Companies"); Chairman, First
                                                                           Signature Bank & Trust; Director, John
                                                                           Hancock Freedom Securities Corp., John
                                                                           Hancock Capital Corp., New England/Canada
                                                                           Business Council; Member, Investment
                                                                           Company Institute Board of Governors;
                                                                           Director, Asia Strategic Growth Fund,
                                                                           Inc.; Trustee, Museum of Science;
                                                                           President, the Adviser (until July 1992);
                                                                           Chairman, John Hancock Distributors, Inc.
                                                                           ("Distributors") until April 1994.

------------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                          POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
    NAME AND ADDRESS                      WITH REGISTRANTS                   DURING PAST 5 YEARS
    -----------------                     ------------------                 --------------------------

    Dennis S. Aronowitz                   Trustee (4)                        Professor of Law, Boston University
    Boston University                                                        School of Law; Trustee, Brookline
    Boston, Massachusetts                                                    Savings Bank; Director, Boston
                                                                             University Center for Banking Law
                                                                             Studies (until 1990).

    William A. Barron, III                Trustee (1, 2)                     Trustee, H.M. Payson & Company since
    RR 1                                                                     1991.
    325 Sea Meadows Lane
    Yarmouth, Maine  04096

    Richard P. Chapman, Jr.               Trustee (4)                        President, Brookline Savings Bank.
    160 Washington Street
    Brookline, Massachusetts

    William J. Cosgrove                   Trustee (4)                        Vice President, Senior Banker and
    20 Buttonwood Place                                                      Senior Credit Officer, Citibank, N.A.
    Saddle River, New Jersey                                                 (retired September 1991); Executive
                                                                             Vice President, Citadel Group
                                                                             Representatives, Inc.; Director, the
                                                                             Hudson City Savings Bank.
    Douglas M. Costle                     Trustee (1, 2)                     Director Chairman of the Board and
    RR2 Box 480                                                              Distinguished Senior Fellow, Institute
    Woodstock, Vermont  05091                                                for Sustainable Communities, Montpelier,
                                                                             Vermont, since 1991.  Dean Vermont Law
                                                                             School, until 1991.  Director, Air and
                                                                             Water

-----------

*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                         POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                         WITH REGISTRANTS                   DURING PAST 5 YEARS
----------------                         ----------------                   -----------------------
                                                                            Technologies Corporation
                                                                            (environmental services and
                                                                            equipment), Niagara Mohawk Power
                                                                            Company (electric services) and
                                                                            MITRE Corporation (governmental
                                                                            consulting services).

Leland O. Erdahl                         Trustee (1, 2)                     President and Director of Nature
9449 Navy Blue Court                                                        Quality Ingredients Company, Inc. and
Las Vegas, NV  89117                                                        Sante Fe Ingredients Company, Inc. ,
                                                                            private food processing companies.
                                                                            Director of Uranium Resources, Inc.
                                                                            President of Stolar, Inc. from 1987 to
                                                                            1991 and President of Albuquerque
                                                                            Uranium Corporation from 1985 to 1992.
                                                                            Director of Freeport-McMoRan Copper &
                                                                            Gold Company, Inc., Hecla Mining
                                                                            Company, Canyon Resources Corporation
                                                                            and Original Sixteen to One Mines,
                                                                            Inc.  From 1984 to 1987 and 1991,
                                                                            management consultant.

Richard A. Farrell                       Trustee(1, 2)                      President of Farrell, Healer & Co., a
Farrell, Healer & Company, Inc.                                             venture capital management firm, since
160 Federal Street -- 23rd Floor                                            1980.  Prior to that date, Mr. Farrell
Boston, MA  02110                                                           headed the venture capital group at
                                                                            Bank of Boston Corporation.

Gail D. Fosler                           Trustee (4)                        Vice President and Chief Economist, The
4104 Woodbine Street                                                        Conference Board (non-profit economic
Chevy Chase, MD                                                             and business research).

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                         POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                         WITH REGISTRANTS                   DURING PAST 5 YEARS
----------------                         ----------------                   ----------------------
William F. Glavin                        Trustee (1, 2)                     President, Babson College; Vice
Babson College                                                              Chairman, Xerox Corporation until June
Horn Library                                                                1989.  Director, Caldor Inc. and Inco
Babson Park, MA 02157                                                       Ltd.

 Patrick Grant                           Trustee (1, 2, 3)                  President, Financial Management
 5 Haven Street                                                             Incorporated, a professional treasurer,
 Dedham, MA  02026                                                          since 1978.  Prior to that date Mr.
                                                                            Grant was Treasurer of Endowment
                                                                            Management & Research Corp., an
                                                                            investment advisory firm, and
                                                                            Omega Fund, Inc., an open-end
                                                                            investment company.

 Bayard Henry                            Trustee (4)                        Corporate Advisor; Director, Fiduciary
 31 Milk Street                                                             Trust Company (a trust company);
 Boston, Massachusetts                                                      Director, Groundwater Technology, Inc.
                                                                            (remediation); Samuel Cabot, Inc.;
                                                                            Advisor, Kestrel Venture Management.

Ralph Lowell, Jr.                        Trustee (1, 2)                     Director, Lowell Blake and Associates, a
45 Mill Street                                                              registered investment adviser since
Edgartown, MA  02539                                                        1978.  Mr. Lowell was Vice President of
                                                                            that company from 1978 to 1985.

Dr. John A. Moore                        Trustee (1, 2)                     President and Chief Executive Officer,
Institute for Evaluating Health Risks                                       Institute for Evaluating Health Risks, a
1101 Vermont Avenue N.W.                                                    nonprofit institution, since September
Suite 608                                                                   1989.  Assistant Administrator of the
Washington, DC  20005                                                       Office of Pesticides and Toxic
                                                                            Substances at the Environmental
                                                                            Protection Agency from December
                                                                            1983 to July 1989.

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

                                         POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                         WITH REGISTRANTS                   DURING PAST 5 YEARS
----------------                         ----------------                   -----------------------
Patti McGill Peterson                    Trustee (1, 2)                     President, St. Lawrence University;
St. Lawrence University                                                     Director, Niagara Mohawk Power
110 Vilas Hall                                                              Corporation and Security Mutual Life.
Canton, NY  13617

John W. Pratt                            Trustee (1, 2)                     Since 1961, Professor of Business
2 Gray Gardens East                                                         Administration at Harvard University
Cambridge, MA  02138                                                        Graduate School of Business
                                                                            Administration.

*Richard S. Scipione                     Trustee (3)                        General Counsel, the Life Insurance
 John Hancock Place                                                         Company; Director, the Adviser, the
 P.O. Box 111                                                               Affiliated Companies, John Hancock
 Boston, Massachusetts                                                      Distributors, Inc., JH Networking
                                                                            Insurance Agency, Inc., John Hancock
                                                                            Subsidiaries, Inc., SAMCorp, NM
                                                                            Capital and John Hancock Property and
                                                                            Casualty Insurance and its affiliates
                                                                            (until November, 1993); Trustee; The
                                                                            Berkeley Group; Director, John
                                                                            Hancock Home Mortgages Corp. and John
                                                                            Hancock Financial Access, Inc. (until
                                                                            July 1990).

 Edward J. Spellman, CPA                Trustee (4)                         Partner, KPMG Peat Marwick LLP
 259C Commercial Bld.                                                       (retired June 1990).
 Lauderdale, FL

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

Each of the Trustees also serves as Trustee of Freedom Investment Trust and Freedom Investment Trust II - two other investment companies for which the Adviser serves as adviser.

The executive officers of the Trust (who are not also Trustees) and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 101 Huntington Avenue, Boston, Massachusetts 02199.

                                         POSITION(S) HELD                       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                         WITH REGISTRANTS                       DURING PAST 5 YEARS
----------------                         ----------------                       -----------------------
Robert G. Freedman                       Vice Chairman and Chief                Vice Chairman and Chief Investment
                                         Investment Officer (4)                 Officer, the Adviser; President
                                                                                (until December 1994).

Anne C. Hodsdon                          President (4)                          President and Chief Operating
                                                                                Officer, the Adviser; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President; the Adviser (until
                                                                                December 1993); Vice President, the
                                                                                Adviser, 1991.

James B. Little                          Senior Vice President, Chief           Senior Vice President, the Adviser.
                                         Financial Officer

Thomas H. Drohan                         Senior Vice President                  Senior Vice President and Secretary,
                                         and Secretary                          the Adviser.

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.


As of August 31, 1995, there were 536,431 shares of Class A shares of the Fund outstanding and 2,538,762 shares of Class B shares of the Fund outstanding and officers and trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. At that date, J.C. Bradford & Co., Cust FBO, RCIP Limited Partners II, 330 Commerce St., Nashville, TN held of record 130,427 Class A shares representing approximately 24.31% of the shares outstanding. At that date, no other person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for each Fund's fiscal year. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                                                                 TOTAL COMPENSATION FROM THE FUND
                                  AGGREGATE            PENSIONS OR          ESTIMATED ANNUAL     AND JOHN HANCOCK FUND COMPLEX TO
                                  COMPENSATION FROM    RETIREMENT           BENEFITS UPON        TRUSTEES FUND'S EXPENSES (1) AS
INDEPENDENT TRUSTEES              THE FUND             BENEFITS ACCRUED     RETIREMENT           PART OF THE (TOTAL OF FUNDS)
--------------------              -----------------    ----------------     ----------------     --------------------------------
Dennis S. Aronowitz*              $    0                    --                   --              $  60,950
William A. Barron, III**          $  551                    --                   --              $  42,000
Richard P. Chapman, Jr.*          $    0                    --                   --              $  62,950
William J. Cosgrove*              $    0                    --                   --              $  60,950
Douglas M. Costle**               $  551                    --                   --              $  42,000
Leland O. Erdahl**                $  551                    --                   --              $  42,000
Richard A. Farrell**              $  571                    --                   --              $  43,500
Gail D. Fosler*                   $    0                    --                   --              $  60,950
William F. Glavin**               $  551                    --                   --              $  41,750
Patrick Grant**                   $  578                    --                   --              $  44,000
Bayard Henry*                     $    0                    --                   --              $  62,950
Ralph Lowell, Jr.**               $  551                    --                   --              $  42,000
Dr. John A. Moore**               $  551                    --                   --              $  41,750
Patti McGill Peterson**           $  551                    --                   --              $  42,000
John W. Pratt**                   $  551                    --                   --              $  42,000
Edward J. Spellman*               $    0                    --                   --              $  60,950
                                  ------                                                         ---------
                                  $5,557                                                         $792,700

(1)The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the
     calendar year ended December 31, 1994.

  *Trustees of 17 funds in the John Hancock Complex. As of the date of this document, these Trustees have not received any compensation from the Fund.
 **Trustees of 10 funds in the John Hancock Complex.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser for the Fund is the Adviser, a Massachusetts corporation with offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to the Fund.


The Adviser was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock/Freedom group of funds having a combined total of over 1,060,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, John Hancock Mutual Life Insurance Company is one of the 10 largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 125 years.


Pursuant to an investment advisory agreement dated as of August 29, 1989 and restated July 1, 1992, between Freedom Investment Trust III and the Advisor (successor to Freedom Capital Management Corporation ("Freedom Capital"), the Fund's former investment adviser) (the "Advisory Agreement"), as manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Fund with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of its business.

The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of independent accountants, legal counsel, transfer agents and dividend disbursing agents; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

The continuation of the Advisory Agreement for Freedom Investment Trust III was last approved on August 28, 1995 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party; and on November 15, 1995 by the Fund's shareholders, to be effective December 1, 1995. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and
(ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.

For the fiscal years ended July 31, 1993, 1994 and 1995, the Fund paid the Adviser investment advisory fees, respectively, of $424,825, $383,127 and $294,993.

DISTRIBUTION CONTRACTS

The Trust has entered into a Distribution Contract with John Hancock Funds and Freedom Distributors Corporation (together the "Distributors").

Under the contract, Distributors are obligated to use their best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributors. The Distributors accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares of the Fund, the Distributors and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Class A and Class B shares Prospectus.

The Fund's Trustees adopted a Distribution Plan with respect to Class A and Class B shares ("the Plan"), pursuant to rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Fund will pay distribution and service fees at an aggregate annual rate of 0.30% and 1.00% respectively, of the Fund's daily net assets. However, the amount of the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse the Distributors for its distribution costs incurred in the promotion of sales of shares of the Fund, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that the Distributors may carry these expenses forward, provided, however, that the Trustees may terminate the Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses under the Plan as a liability of the Fund. The Plan was approved by a majority of the voting securities of the Fund. The Plan and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plan, at least quarterly, the Distributors provide the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plan provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to The Distributor, and (c) automatically in the event of assignment. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, the Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holder of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plan the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the Distributors by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

For the fiscal year ended July 31, 1995, the Distributors received $11,042 and $249,491 from the Fund with respect to Class A shares and Class B shares, respectively. During the fiscal year ended July 31, 1995, the Distributors paid the following amounts of expenses in connection with its services for the Fund:

Expense Items
--------------
                                                                             CLASS A              CLASS B
                                                                             -------              -------
Advertising and Promotion Expense                                            $11,201             $ 29,891

Printing and Mailing of Prospectuses to New Shareholders                     $ 1,878             $  2,714

Trail Payments to Underwriters and Selling Brokers                           $23,602             $440,620
and Compensation to Sales Personnel                                          $40,506             $ 74,431

Interest, Carrying or other Finance Charges                                  $     0             $148,509


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current Day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charge applicable to purchases of Class A shares of the Fund is described in the Fund's Prospectus. Methods of obtaining the reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Fund Services or a Selling Broker's representative.

Without Sales Charge. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to the persons described in the Prospectus.

Accumulation Privilege. Investors (including investors combining purchases) who are already shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the money then being invested but also the current account value of the Class A shares already held by such persons.

Combination Privilege. For the Fund, reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in shares of the Fund and Class A shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments in shares made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include group IRAs, SEP, SARSEP, TSA, 401(k), 403(b) plans and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Fund Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the thirteen-month period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute binding commitments by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for the purpose of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

Proceeds from the CDSC are paid to Broker Services and are used in whole or in part by Broker Services to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Fund's Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees and when the shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS FOR CLASS A AND CLASS B SHARES

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Fund's Class A and Class B Prospectus the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares of the Fund at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Fund Services.

Monthly Automatic Accumulation Program (MAAP). This program is explained more fully in the Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Fund Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any draft.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of Fund or in shares of any of the other John Hancock mutual funds, subject to the minimum investment limits in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock mutual funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charge upon the prior redemption. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust, without par value. Under the Master Trust Agreement, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. The Master Trust Agreement also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Class A shares and Class B shares of the Fund will be sold exclusively to members of the public (other than the institutional investors described in the Class A and Class B Prospectus) at net asset value. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more but for such investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.

Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and
(iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Accordingly, it is expected that the net asset value per share of the Fund's Class B shares, each of which has a Rule 12b-1 distribution plan and sales load. Similarly, the net asset value per share may vary depending on whether Class A shares and Class B shares are purchased.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth in the Prospectus.

Unless otherwise required by the Investment Company Act or the Master Trust Agreement, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Master Trust Agreement contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Master Trust Agreement also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and intends to continue to qualify and be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually.

Distributions of net investment income (which includes original issue discount and market discount income) and any net realized capital gains, as computed for Federal income tax purposes, will be taxable as described in the Prospectus whether taken in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash that they would have received had they elected to receive the distributions in cash.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividend, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In certain cases, an election may be available that would ameliorate these adverse tax consequences. Accordingly, the Fund may limit its investments in such passive foreign investment companies and will undertake appropriate actions, including the consideration of any available elections, to limit its tax liability, if any, with respect to such investments.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain foreign currency options, futures and forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to minimize any potential adverse tax consequences.

The amount of net realized capital gains, if any, in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objectives. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. Since, at the time of an investor's purchase of shares of the Fund, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund, subsequent distributions (or portions thereof) on those shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. This gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed for tax purposes to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute all net realized capital gains annually, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $184,368 of capital loss carry forward (which expires July 31, 2003) available to offset future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stock or securities of foreign corporations, the Fund will not be able to pass such taxes through to its shareholders, who in consequence will not be able to include any portion of such taxes in their incomes and will not be entitled to tax credits or deductions with respect to such taxes. However, the Fund will be entitled to deduct such taxes in determining the amounts it must distribute in order to avoid Federal income tax.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for this tax by satisfying such distribution requirements.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under these laws. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the exchange or redemption of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of the Fund in particular circumstances.

Foreign investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above, including a possible 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income, and should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return on Class A shares and Class B shares of the Fund, respectively, for the 1 year and life of that Class periods ended July 31, 1995, was 48.02% and 14.32% for Class A shares (since inception on January 3,
1992) and 49.97% and 17.95% for Class B shares (since inception on August 30,
1991).

The Fund's total return in computed by finding the average annual compounded rate of return over the 1 year and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:

[GRAPHIC OMITTED]

Where:

P =  a hypothetical initial investment of $1,000.

T =  average annual total return.

n =  number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-fund periods.

This calculation assumes the maximum sales charge of 5% is included in the initial investment and also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 5% sales charge on Class A shares and the CDSC on Class B shares into account. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure. Any non-SEC measures of performance will be accompanied by SEC measures of performance.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.


From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds such as the Russell and Wilshire Indices and those prepared by Lipper Analytical Services, Inc., Ibottson and Associates, CDA Weisenberger and F.C. Towers.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stranger's, Barron's, etc. will also be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commission paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investment in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended July 31, 1993, 1994 and 1995, the Fund paid brokerage commissions in the amount of $150,242, $97,167 and $57,084, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended July 31, 1995, the Fund paid $4,025 in commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Insurance Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc., are broker-dealers ("all Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or Distributors. During the year ending July 31, 1995, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustee believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commission at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Investor Services, Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee per shareholder account plus certain out-of-pocket expenses. These expenses are charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and Investors Bank and Trust Company, 24 Federal Street, Boston, Massachusetts 02110.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

RATINGS

Bonds.

Standard & Poor's Bond Ratings

         AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

         A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

         Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

         Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Commercial Paper.

Standard & Poor's Commercial Paper Ratings

         A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two highest categories are as follows:

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus(+) sign designation.

         The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Moody's Commercial Paper Ratings

         Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

s:\corpsec\N1A\SAI\fitiii\discovry.doc

                             ----------------------
                              FINANCIAL STATEMENTS
                             ----------------------

                       John Hancock Funds - Discovery Fund



STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995
--------------------------------------------------------------------------------



ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $21,667,328) ....................  $ 36,896,478
   Short-term investments (cost - $43,000) ...............        43,000
                                                            ------------
                                                              36,939,478
  Cash ...................................................         7,112
  Receivable for investments sold ........................       804,723
  Receivable for shares sold .............................        36,073
  Interest receivable ....................................            11
  Deferred organization expenses - Note A ................        15,810
                                                            ------------
                    Total Assets .........................    37,803,207
                    ----------------------------------------------------
LIABILITIES:
  Payable for investments purchased  .....................       983,125
  Payable for shares repurchased  ........................        13,463
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B ...................................        48,687
  Accounts payable and accrued expenses ..................        37,615
                                                            ------------
                    Total Liabilities ....................     1,082,890
                    ----------------------------------------------------
NET ASSETS:

  Capital paid-in ........................................    21,675,535
  Accumulated net realized loss on investments and
   foreign currency transactions .........................      (184,368)
  Net unrealized appreciation of investments .............    15,229,150
                                                            ------------
                    Net Assets ...........................  $ 36,720,317
                    ====================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $5,075,356/391,822 ...........................  $      12.95
========================================================================
  Class B - $31,644,961/2,523,395 ........................  $      12.54
========================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - $(12.95 x 105.26%) ...........................  $      13.63
========================================================================



* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON JULY 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.



STATEMENT OF OPERATIONS
Year ended July 31, 1995
--------------------------------------------------------------------------------


INVESTMENT INCOME:
  Interest ...............................................  $     60,431
  Dividends (net of foreign withholding taxes
   of $4,323) ............................................        45,978
                                                            ------------
                                                                 106,409
                                                            ------------
  Expenses:
   Investment management fee - Note B ....................       294,993
   Distribution/service fee - Note B
     Class A .............................................        11,042
     Class B .............................................       249,491
   Transfer agent fee - Note B
     Class A .............................................        13,194
     Class B .............................................        72,966
   Custodian fee .........................................        46,275
   Auditing fee ..........................................        31,300
   Registration and filing fees ..........................        17,387
   Organization expense - Note A .........................        14,658
   Printing ..............................................        12,789
   Trustees' fees ........................................         6,547
   Miscellaneous .........................................         1,473
   Legal fees ............................................         1,239
                                                            ------------
                    Total Expenses .......................       773,354
                    ----------------------------------------------------
                    Net Investment Loss ..................      (666,945)
                    ----------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments sold ..................      (184,355)
  Net realized loss on foreign currency transactions .....        (1,501)
  Change in net unrealized appreciation/depreciation
   of investments ........................................    14,483,069
                                                            ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ........    14,297,213
                    ----------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ............  $ 13,630,268
                    ====================================================


                        SEE NOTES TO FINANCIAL STATEMENTS


                             ----------------------
                              FINANCIAL STATEMENTS
                             ----------------------

                       John Hancock Funds - Discovery Fund



STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED JULY 31,
                                                                                    -----------------------------
                                                                                       1995              1994
                                                                                    ------------     ------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ...........................................................   $   (666,945)    $   (831,202)
  Net realized gain (loss) on investments sold and foreign currency
   transactions .................................................................       (185,856)       1,895,546
  Change in net unrealized appreciation/depreciation of investments .............     14,483,069       (3,261,315)
                                                                                    -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ..............     13,630,268       (2,196,971)
                                                                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments sold
   Class A - $(0.2685 and $1.6619 per share, respectively) ......................       (101,860)        (902,081)
   Class B - $(0.2685 and $1.6619 per share, respectively) ......................       (755,311)      (5,438,402)
                                                                                    -------------    -------------
     Total Distributions to Shareholders ........................................       (857,171)      (6,340,483)
                                                                                    -------------    -------------
FROM FUND SHARE TRANSACTIONS -- NET* ............................................     (5,816,073)      (5,063,020)
                                                                                    -------------    -------------
NET ASSETS:
  Beginning of period ...........................................................     29,763,293       43,363,767
                                                                                    -------------    -------------
  End of period .................................................................   $ 36,720,317     $ 29,763,293
                                                                                    =============    =============




* ANALYSIS OF FUND SHARE TRANSACTIONS:


                                                                                           YEAR ENDED JULY 31,
                                                                      ------------------------------------------------------------
                                                                                   1995                           1994
                                                                      ----------------------------    ----------------------------
                                                                           SHARES        AMOUNT          SHARES          AMOUNT
                                                                         ---------    ------------    ------------    ------------

CLASS A
   Shares sold ...................................................         334,726     $ 3,367,716       2,972,453    $ 30,392,925
   Shares issued to shareholders in reinvestment of
    distributions ................................................          10,315          92,837          90,127         825,563
                                                                          --------
                                                                           345,041       3,460,553       3,062,580      31,218,488
   Less shares repurchased .......................................        (330,231)     (3,351,654)     (3,119,595)    (31,598,574)
                                                                          --------     -----------      ----------    ------------
   Net increase (decrease) .......................................          14,810     $   108,899         (57,015)   $   (380,086)
                                                                          ========     ===========      ==========    ============
CLASS B
   Shares sold ..................................................          214,582     $ 2,091,432         243,890    $  2,401,058
   Shares issued to shareholders in reinvestment of
    distributions ...............................................           79,634         696,802         545,000       4,888,647
                                                                          --------     -----------      ----------    ------------
                                                                           294,216       2,788,234         788,890       7,289,705
   Less shares repurchased ......................................         (951,880)     (8,713,206)     (1,238,061)    (11,972,639)
                                                                          --------     -----------      ----------    ------------
   Net decrease..................................................         (657,664)    $(5,924,972)       (449,171)   $ (4,682,934)
                                                                          ========     ===========      ==========    ============



THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAVE CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             ----------------------
                              FINANCIAL STATEMENTS
                             ----------------------

                       John Hancock Funds - Discovery Fund


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:

------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                                                            YEAR ENDED JULY 31,
                                                                  -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                    1995            1994            1993           1992(a)
                                                                  -------         -------         -------        --------

Net Asset Value, Beginning of Period ...........................  $  8.56         $ 10.81         $  8.95         $  9.40
                                                                  -------         -------         -------        --------
Net Investment Loss ............................................    (0.17)+         (0.16)+         (0.16)          (0.05)
Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions ............................     4.83           (0.43)           2.15           (0.40)
                                                                  -------         -------         -------        --------
  Total from Investment Operations .............................     4.66           (0.59)           1.99           (0.45)
                                                                  -------         -------         -------        --------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold .......    (0.27)          (1.66)          (0.13)             --
                                                                  -------         -------         -------        --------
Net Asset Value, End of Period .................................  $ 12.95         $  8.56         $ 10.81         $  8.95
                                                                  =======         =======         =======         =======


Total Investment Return at Net Asset Value .....................    55.80%          (6.45)%         22.33%          (4.79)%(b)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ......................  $ 5,075         $ 3,226         $ 4,692         $ 3,866
Ratio of Expenses to Average Net Assets ........................     2.10%           2.01%           2.17%           1.78%*
Ratio of Net Investment Loss to Average Net Assets .............    (1.73)%         (1.64)%         (1.61)%         (1.20)%*
Portfolio Turnover Rate ........................................      118%            108%            148%            138%

CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...........................  $  8.34         $ 10.65         $  8.87         $  8.00
                                                                  -------         -------         -------        --------
Net Investment Loss ............................................    (0.22)+         (0.22)+         (0.23)          (0.11)
Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions ............................     4.69           (0.43)           2.14            0.98
                                                                  -------         -------         -------        --------
  Total from Investment Operations .............................     4.47           (0.65)           1.91            0.87
                                                                  -------         -------         -------        --------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold .......    (0.27)          (1.66)          (0.13)        $    --
                                                                  -------         -------         -------        --------
Net Asset Value, End of Period .................................  $ 12.54         $  8.34         $ 10.65         $  8.87
                                                                  =======         =======         =======         =======
Total Investment Return at Net Asset Value .....................    54.97%          (7.18)%         21.63%          10.88%(b)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ......................  $31,645         $26,537         $38,672         $34,636
Ratio of Expenses to Average Net Assets ........................     2.70%           2.62%           2.86%           2.56%*
Ratio of Net Investment Loss to Average Net Assets .............    (2.34)%         (2.24)%         (2.26)%         (1.56)%*
Portfolio Turnover Rate ........................................      118%            108%            148%            138%



  * On an annualized basis.
(a) Class A and Class B shares commenced operations on January 3, 1992 and
    August 30, 1991, respectively.
(b) Not annualized.
  + On average month end shares outstanding.



THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES) AND DISTRIBUTIONS OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. IT ALSO SHOWS THE TOTAL INVESTMENT RETURN FOR EACH PERIOD BASED ON THE NET ASSET VALUE OF FUND SHARES. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             ----------------------
                              FINANCIAL STATEMENTS
                             ----------------------

                       John Hancock Funds - Discovery Fund


SCHEDULE OF INVESTMENTS
July 31, 1995
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE FUND ON JULY 31, 1995. THE MAIN CATEGORY OF SECURITIES, COMMON STOCKS, ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUNDS "CASH" POSITION, ARE LISTED LAST.


                                                             MARKET
ISSUER, DESCRIPTION                    NUMBER OF SHARES       VALUE
-------------------                    ----------------       -----

COMMON STOCKS
APPLIANCES - HOUSEHOLD(1.15%)
  Fedders Corp. .........................    19,100        $  128,925
  Fedders Corp. (Class A) ...............    60,463           294,755
                                                           ----------
                                                              423,680
                                                           ----------
BROADCASTING/RADIO/TV (2.26%)
  Citicasters, Inc.** ...................    15,000*          498,750
  Evergreen Media Corp. (Class A)** .....    10,000*          330,000
                                                           ----------
                                                              828,750
                                                           ----------
BUSINESS SERVICES (13.15%)
  Alternative Resources Corp.** .........    50,000         1,500,000
  Corrections Corp of America** .........    15,000*          616,875
  CRA Managed Care, Inc.** ..............    10,000*          227,500
  Li & Fung Ltd. (Hong Kong) ............   300,000           238,410
  PhyCor, Inc.** ........................    15,000*          615,000
  PMT Services, Inc.** ..................    30,000*          547,500
  Seattle Filmworks, Inc.** .............    45,000*          894,375
  RTW, Inc.** ...........................    10,000*          188,750
                                                           ----------
                                                            4,828,410
                                                           ----------
COMPUTERS (18.06%)
  Astea International, Inc.** ...........     5,000*          106,250
  Baan Company, N.V.** ..................     3,500*          116,812
  CBT Group PLC, American Depositary
   Receipt ** ...........................    14,000*          634,375
  Discreet Logic, Inc. ** ...............     2,500*          105,000
  Eagle Point Software Corp.** ..........    20,000*          415,000
  HCIA, Inc.** ..........................    22,900*          681,275
  HNC Software, Inc.** ..................    20,700*          501,975
  Informix Corp.** ......................    34,000*        1,007,250
  Novadigm, Inc.** ......................     6,000*          124,500
  Phamis, Inc.** ........................    14,000*          409,500
  Pinnacle Systems, Inc.** ..............    25,000*          676,563
  Read-Rite Corp.** .....................    20,000*          825,000
  Sterling Software, Inc.** .............    15,000           615,000
  Symantec Corp.** ......................    15,000*          408,750
                                                           ----------
                                                            6,627,250
                                                           ----------
ELECTRONICS (17.96%)

  ANADIGICS, Inc.** .....................     8,000*          224,000
  Aseco Corp.** .........................    35,000*          695,625
  Cypress Semiconductor Corp.** .........    27,000*        1,424,250
  Integrated Silicon Solution, Inc.** ...    15,000*        1,035,000
  LSI Logic Corp.** .....................    30,000         1,402,500
  OnTrak Systems, Inc.** ................     6,000*       $  175,500
  Teradyne, Inc.** ......................    20,000         1,637,500
                                                           ----------
                                                            6,594,375
                                                           ----------
MACHINE - DIVERSIFIED (3.48%)
  AG Associates, Inc.** .................    10,000*          368,125
  ASM Lithography Holding, N.V.** .......    13,000*          728,000
  Opal, Inc.** ..........................     7,500*          181,875
                                                           ----------
                                                            1,278,000
                                                           ----------
MEDICAL/DENTAL (16.59%)
  American Oncology Resources, Inc.** ...    18,000*          596,250
  Boston Scientific Corp.** .............    30,000*        1,095,000
  Idexx Laboratories, Inc.** ............    45,000         1,383,750
  i-STAT Corp.** ........................    10,000*          372,500
  InStent, Inc.** .......................    20,000*          265,000
  Isolyser Co, Inc.** ...................    16,750*          598,813
  Omnicare, Inc.  .......................    40,000         1,240,000
  Research Industries Corp.** ...........    16,000*          380,000
  Ventritex, Inc.** .....................    10,000*          159,375
                                                           ----------
                                                            6,090,688
                                                           ----------
PHARMACEUTICALS (1.40%)
  Dura Pharmaceuticals, Inc.** ..........    20,000*          515,000
                                                           ----------
PHOTO EQUIPMENT (1.69%)
  Avid Technology, Inc.** ...............    14,000           621,250
                                                           ----------
PRECIOUS METALS/JEWELRY (0.69%)
  Fossil, Inc.** ........................    10,000*          255,000
                                                              -------
RETAIL (10.02%)
  Dollar General Corp.  .................    22,031           743,555
  Dollar Tree Stores, Inc.** ............     9,100*          276,412
  Elkjop Norge AS (Norway) ..............    14,300*          324,863
  Geerlings & Wade Inc.** ...............    34,200*          410,400
  Global DirectMail Corp.** .............    14,200*          355,000
  Micro Warehouse, Inc.** ...............    20,000           975,000


                       SEE NOTES TO FINANCIAL STATEMENTS

                            ----------------------
                             FINANCIAL STATEMENTS
                            ----------------------

                      John Hancock Funds - Discovery Fund



                                                             MARKET
ISSUER, DESCRIPTION                    NUMBER OF SHARES       VALUE
-------------------                    ----------------       -----

RETAIL (CONTINUED)
  Next PLC (United Kingdom) .............    97,000*      $   594,445
                                                          -----------
                                                            3,679,675
                                                          -----------
RESTAURANTS/FOOD SERVICE (2.07%)
  Rock Bottom Restaurants, Inc.** .......    29,500*          759,625
                                                          -----------
TELECOMMUNICATIONS (6.61%)
  DSP Communications, Inc.** ............    25,000*          631,250
  Palmer Wireless, Inc.** ...............    16,500*          338,250
  Spectrian Corp.** .....................    20,000*          877,500
  Telcom Semiconductor Inc.** ...........     2,000*           30,375
  U.S. Order, Inc.** ....................    25,000*          550,000
                                                          -----------
                                                            2,427,375
                                                          -----------
TEXTILES (2.15%)
  Tommy Hilfiger Corp.** ................    25,000           790,625
                                                          -----------
TOYS/GAMES/HOBBY PRODUCTS (3.20%)
  First Team Sports, Inc.** .............    41,200*        1,176,775
                                                          -----------
             TOTAL COMMON STOCKS
               (Cost $21,667,328) .......  (100.48%)      $36,896,478
                                         -----------      -----------




                                    INTEREST       PAR VALUE
ISSUER DISCRIPTION                    RATE      (OOO's OMITTED)   MARKET VALUE
------------------                    ----      ---------------   ------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.12%)
  Investment in a joint repurchase
   agreement transaction with
   Lehman Brothers, Inc. - Dated
   07-31-95, Due 08-01-95 (secured
   by U.S. Treasury Bond, 13.125%
   due 05-15-01 , U.S. Treasury
   Note, 8.625% due 10-15-95,
   and U.S.Treasury Bill, 5.47%
   due 06-27-96) Note A ..........   5.85%             43          $    43,000
                                                                   -----------
      TOTAL SHORT-TERM INVESTMENTS                  (0.12%)             43,000
                                                  --------         -----------
                 TOTAL INVESTMENTS                (100.60%)        $36,939,478
                                                  ========         ===========


* Securities, other than short-term investments, newly added to the portfolio during the year ended July 31, 1995.

** Non-income producing security.



The percentage shown for each investment category is the total value of that category as a percentage of net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             ----------------------
                              FINANCIAL STATEMENTS
                             ----------------------

                       John Hancock Funds - Discovery Fund

Portfolio Concentration
--------------------------------------------------------------------------------

THE DISCOVERY FUND INVESTS PRIMARILY IN SECURITIES ISSUED IN THE UNITED STATES OF AMERICA. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC AND FINANCIAL CONDITIONS WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS.

IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT JULY 31, 1995 ASSIGNED TO COUNTRY CATEGORIES.



                                              MARKET VALUE
                                              OF SECURITIES
                                             AS A PERCENTAGE
                                                OF FUND'S
COUNTRY DIVERSIFICATION                        NET ASSETS
-----------------------                        ----------

Hong Kong......................................    0.65%
Norway.........................................    0.89
United Kingdom.................................    1.62
United States..................................   97.44
                                                 ------
                              TOTAL INVESTMENTS  100.60%
                                                 ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         -------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                         -------------------------------

                       John Hancock Funds - Discovery Fund

NOTE A  --
ACCOUNTING POLICIES

Freedom Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. As of December 16, 1994, the Trust consisted of two series portfolios: John Hancock Discovery Fund (the "Fund"), and John Hancock Freedom Environmental Fund.

     On November 30, 1994, the shareholders approved a plan of reorganization between the John Hancock Freedom Environmental Fund and John Hancock Special Opportunities Fund ("Special Opportunities Fund") providing for the transfer of substantially all of the assets and liabilities of the John Hancock Freedom Environmental Fund to Special Opportunities Fund in exchange solely for shares of beneficial interest of Special Opportunities Fund. After this transaction and as of the close of business on December 16, 1994, John Hancock Freedom Environmental Fund was terminated.

The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $184,368 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires July 31, 2003.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares

                         -------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                         -------------------------------

                       John Hancock Funds - Discovery Fund


will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of investment operations of the Fund.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

NOTE B  --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000 and (c) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended July 31, 1995, JH Funds received net sales charges of $21,836 with regard to sales of Class A shares. Out of this amount, $3,274 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $13,065 was paid as sales commissions to unrelated broker-dealers and $5,497 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc.

                     -------------------------------
                      NOTES TO FINANCIAL STATEMENTS
                     -------------------------------

                   John Hancock Funds - Discovery Fund


("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended July 31, 1995 contingent deferred sales charges received by JH Funds amounted to $42,273.

   In addition, to compensate JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation, ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Effective January 1, 1995, Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.25% and 0.21% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund for proxy mailings.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser, and/or its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended July 31, 1995, aggregated $34,136,849 and $38,536,977, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended July 31, 1995.

   The cost of investments owned at July 31, 1995 for federal income tax purposes was $21,710,328. Gross unrealized appreciation and depreciation of investments aggregated $15,291,081 and $61,931 respectively, resulting in net unrealized appreciation of $15,229,150.

                         -------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                         -------------------------------

                       John Hancock Funds - Discovery Fund


NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended July 31, 1995, the Fund has reclassified $1,501 from accumulated net realized loss on investments to accumulated net investment loss and reclassified the accumulated net investment loss of $668,446 to capital paid-in. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 1995. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                       John Hancock Funds - Discovery Fund

REPORT OF ERNST &YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Discovery Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Discovery Fund (the "Fund"), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of John Hancock Discovery Fund for the period ended July 31, 1992, were audited by other independent auditors whose report dated September 18, 1992 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Discovery Fund at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 8, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended July 31, 1995.

   The Fund designated distributions to shareholders of $857,100 as long-term capital gain dividends. Shareholders were mailed a 1994 U.S. Treasury Department Form 1099-DIV in January 1995 representing their proportionate share. The Fund has not paid any distributions of ordinary income dividends during the fiscal year ended July 31, 1995.

   None of the distributions noted above qualify for the corporate dividends received deduction.